Filed Pursuant to Rule 497
File No. 333-278170
Rule 482 AD

OFS Capital Corporation Prices Public Offering of $60,000,000 7.50% Notes Due 2028

Chicago, IL – July 16, 2025 – OFS Capital Corporation (the “Company” or “OFS Capital”) (Nasdaq: OFS) announced today that it has priced a registered public offering of $60,000,000 aggregate principal amount of its 7.50% notes due 2028 (the “Notes”) which will result in net proceeds to the Company of approximately $58,500,000 (or approximately $67,320,000 if the underwriters fully exercise the overallotment option described below) based on a public offering price of 100% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and commissions and estimated offering expenses of $300,000 payable by the Company.
The Notes will mature on July 31, 2028 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after July 31, 2026. The Notes will bear interest at a rate of 7.50% per year, payable quarterly on January 31, April 30, July 31, and October 31 of each year, beginning on October 31, 2025. The Company has also granted the underwriters a 30-day option to purchase an additional $9,000,000 aggregate principal amount of Notes to cover overallotments, if any.
The offering is subject to customary closing conditions and is expected to close on July 23, 2025. The Company has submitted an application for the Notes to be listed and trade on The Nasdaq Global Select Market under the trading symbol “OFSSO”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date.
The Company intends to use the net proceeds from this offering to partially redeem its 4.75% Notes due 2026, which mature on February 10, 2026. As of July 14, 2025, the Company had approximately $125.0 million aggregate principal amount outstanding of its 4.75% Notes due 2026. On July 11, 2025, the Company issued notices to the holders of the 4.75% Notes due 2026 regarding the exercise of its option to redeem a portion of the issued and outstanding amount of such notes. On August 11, 2025, the Company will redeem $25.0 million in aggregate principal amount of its 4.75% Notes due 2026, plus accrued interest and any required make-whole premium payment.
Lucid Capital Markets, LLC and Goldman Sachs & Co. LLC are acting as joint book-running managers of this offering.
Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated July 16, 2025, and accompanying prospectus, dated May 29, 2024, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.
The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
A shelf registration statement relating to these securities is on file with, and has been declared effective by, the SEC. Before you invest, you should read the Preliminary Prospectus, the accompanying prospectus, and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus and the accompanying prospectus if you request it from Lucid Capital Markets, LLC, 570 Lexington Ave, 40th Floor, New York, New York 10022 or Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, New York 10282, email: Prospectus-ny@ny.email.gs.com, tel: 1-866-471-2526.

About OFS Capital Corporation
OFS Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company. OFS Capital's investment objective is to provide stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. OFS Capital invests primarily in privately held middle-market companies in the United States, including lower-middle-market companies, targeting investments of $3 million to $20 million in companies with annual EBITDA between $5 million and $50 million. OFS Capital offers flexible solutions through a variety of asset classes including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. OFS Capital's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19401, as amended, and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

FORWARD-LOOKING STATEMENTS
This press release may contain forward-looking statements that involve substantial risks and uncertainties, including the future operating results of OFS Capital. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to in OFS Capital’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission under the section “Risk Factors,” and in “Part II, Item 1A. Risk Factors” in OFS Capital’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as well as other documents that may be filed by OFS Capital from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. OFS Capital is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

INVESTOR RELATIONS CONTACT:
Steve Altebrando
847-734-2084
investorrelations@ofscapital.com

1 Registration does not imply a certain level of skill or training

OFS® and OFS Capital® are registered trademarks of Orchard First Source Asset Management, LLC.
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